UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 20, 2021 (December 17, 2021)

COCA COLA CO

(Exact name of Registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Coca-Cola Plaza		30313
Atlanta, Georgia		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
0.500% Notes Due 2024	KO24	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
0.125% Notes Due 2029	KO29B	New York Stock Exchange
0.400% Notes Due 2030	KO30B	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
0.500% Notes Due 2033	KO33A	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.950% Notes Due 2036	KO36A	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange
1.000% Notes Due 2041	KO41	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2021, the Board of Directors of The Coca-Cola Company (the “Company”) increased the size of the Board to 12 members and elected Herbert A. Allen III as a Director of the Company. Mr. Allen was appointed to the Finance Committee, effective immediately following his election.

Mr. Allen will participate in The Coca-Cola Company Directors’ Plan, effective January 1, 2020 (the “Compensation Plan”), pursuant to which in 2021 he will be entitled to a prorated portion of the annual compensation paid to outside directors, consisting of $90,000 to be paid in quarterly installments in cash and $200,000 to be paid in deferred share units. The Compensation Plan is described further starting on page 36 of the Company’s proxy statement for its 2021 Annual Meeting of Shareowners filed with the Securities and Exchange Commission on March 4, 2021.

There are no transactions in which Mr. Allen has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Allen and any other persons pursuant to which he was selected as a director.

A copy of the Company’s press release announcing the election of Mr. Allen to the Board is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(d).	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of The Coca-Cola Company, dated December 20, 2021
Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: December 20, 2021	By:	/s/ Monica Howard Douglas
Monica Howard Douglas
Senior Vice President and Global General Counsel